Supplement dated June 26, 2025, to the Updating Summary Prospectus and Prospectus dated

May 1, 2025, for Executive Benefit VUL and Executive Benefit VUL II policies issued by Empower Annuity Insurance Company of America

COLI VUL-2 Series Account

Supplement dated June 26, 2025, to the Updating Summary Prospectus and Prospectus dated May 1, 2025 for Executive Benefit VUL II policies
issued by Empower Life & Annuity Insurance Company of New York

COLI VUL-2 Series Account

This Supplement amends certain information contained in your variable universal life insurance policy (“Policy”) updating summary prospectus and prospectus (the “Prospectuses”). Please read this Supplement carefully and keep it for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus.

On or about July 28, 2025, a Fund available under your Policy will change its name as follows:

CURRENT PORTFOLIO NAME	NEW PORTFOLIO NAME
Neuberger Berman AMT Sustainable Equity Portfolio	Neuberger Berman AMT Quality Equity Portfolio

After July 28, 2025, all references to the Fund in your Prospectuses will use the new Fund name – there was no change to the share class.

If you have any questions regarding this Supplement, please contact your investment professional or us toll free at 1-877-723-8723. You may also obtain Fund prospectuses online at www.protective.com/productprospectus by selecting your Policy then “Investment Options.”

Please keep this Supplement for future reference.